UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2014

TIGERLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-16449	94-3046892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2855 Michelle Drive, Suite 190

Irvine, CA 92606

(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:  (949) 442-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 29, 2014, the Board of Directors (the “Board”) of TigerLogic Corporation (the “Company”) duly adopted resolutions to amend and restate the Company’s current bylaws as set forth in the copy of such Amended and Restated  Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Restated Bylaws”).  The Restated Bylaws incorporate feedback received from Astoria Capital Partners, L.P. as part of the ongoing discussions about the Company’s corporate governance. Among other changes, the Restated Bylaws (i) confirm the ability of stockholders to take actions by written consent subject to the eligibility, procedural and other requirements set forth in the Restated Bylaws; (ii) allow one or more stockholders holding at least 20% of the voting power of the outstanding shares of capital stock of the Company to call a special meeting of the stockholders subject to the eligibility, procedural and other requirements set forth in the Restated Bylaws; (iii) provide that any vacancy in the Board resulting from the removal of a director by a vote of stockholders holding a majority of the voting power of the outstanding shares then entitled to vote at an election of directors may be filled only by the stockholders holding a majority of the voting power of the outstanding shares then entitled to vote at an election of directors subject to certain limitations as set forth in the Restated Bylaws; and (iv) change the time period within which a stockholder must provide notice to the Company of such stockholder’s proposals or director nominations to be voted on at an annual meeting of stockholders to not less than 45 days nor more than 75 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders.

As a result of the amendment described in clause (iv) above and subject to other applicable requirements set forth in the Restated Bylaws, with respect to the Company’s annual meeting of stockholders for the fiscal year ended March 31, 2014 (the “2014 Annual Meeting”), a stockholder must submit notice of such stockholder’s proposal or director nomination to the Company not sooner than November 14, 2014 and not later than December 14, 2014 in order for such notice to be considered timely and for such business to be properly brought before the 2014 Annual Meeting.

The foregoing summary of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, which are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following Exhibit 3.1 is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of TigerLogic Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIGERLOGIC CORPORATION

Dated: October 30, 2014	By:	/s/ Thomas Lim
Thomas Lim
Chief Financial Officer